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                    U.S. SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                        _______________________________

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 1, 2001


                          NEOMEDIA TECHNOLOGIES, INC.
                          ---------------------------
            (Exact Name of Registrant as Specified in its Charter)



     Delaware                   0-21743                   36-3680347
     --------           ------------------------          ----------
     (State or Other    (Commission File Number)        (IRS Employer
     Jurisdiction                                     Identification No.)
     Incorporation)


     2201 Second Street, Suite 600, Fort Myers, Florida      33901
     --------------------------------------------------      -----
          (Address of Principal Executive Offices)        (Zip Code)

                                (941) - 337-3434
                                ----------------
             (Registrant's Telephone Number, including Area Code)
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Item 2.       Acquisition or Disposition of Assets.
-------       ------------------------------------

     On March 1, 2001, NeoMedia Technologies, Inc. (the "Company") acquired substantially all of the assets of Qode.com, Inc., a commerce-enabling company that delivers promotions to consumers over the internet through its Qode Universal Commerce Solution(TM). The Qode system is comprised of a directory of products and retailers, enhanced with Qode's proprietary product DNA(TM), and coupled with a product search engine. The Qode Solution is licensable, and is designed to increase revenues, traffic and loyalty to internet websites.

     In consideration for these assets, the Company issued 1,676,500 shares of the Company's Common Stock to Qode.com, Inc., issued 274,699 of the Company's Common Stock to certain debtholders of Qode.com, Inc., forgave a $440,000 short term note to the Company, and assumed $836,000 of Qode.com, Inc. payables.

     The 1,676,500 shares paid to Qode.com, Inc. are to be held in escrow for one year, and are subject to downward adjustment, based upon the achievement of certain performance targets over the period of March 1, 2001 to February 28, 2002. The valuation of Qode.com, Inc. and the determination of the purchase price was arrived at after extensive arms-length negotiations between the parties.

     As a result of the acquisition, the Company acquired substantially all of Qode.com, Inc.'s assets, including but not limited to, contracts, customer lists, licenses and intellectual property.

Item 7 (a)    Financial Statements of Business Acquired
------        -----------------------------------------

     The financial statements of Qode.com, Inc. shall be filed by later amendment to this report on Form 8-K as soon as practicable, but in any event no later than 60 days after March 15, 2001.

Item 7 (b)    Pro Forma Financial Information
------        -------------------------------

     All necessary pro forma financial information shall be filed by later amendment to this report on 8-K as soon as practicable, but in any event no later than 60 days after March 15, 2001.

Item 7 (c)    Exhibits.
------        --------

       10.1 Sale and Purchase Agreement dated March 1, 2001, between NeoMedia Technologies, Inc. and Qode.com, Inc.

       99.1 Press Release dated March 2, 2001, titled "NeoMedia Technologies Acquires Qode.com."

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              NeoMedia Technologies, Inc
                              ------------------------------
                              (Registrant)


Date:  March 14, 2001         By:   /s/ Charles W. Fritz
                                    -------------------------------
                                    Charles W. Fritz, Chairman


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                                 EXHIBIT INDEX

Sequential           Exhibit
Page Number          Number                       Document
-----------          -------                      --------

     5                10.1          Sale and Purchase Agreement dated March 1,
                                    2001, between NeoMedia Technologies, Inc.
                                    and Qode.com, Inc.

    ___               99.1          Press Release dated March 2, 2001, "NeoMedia
                                    Technologies Acquires Qode.com"

                                       4